UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 4, 2018

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Great Elm Capital Corp.

(Exact name of registrant as specified in its charter)

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Maryland	814-01211	81-2621577
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 South Street, Suite 230, Waltham, MA		02453
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (617) 375-3006

(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Michael J. Sell

On June 4, 2018, Michael J. Sell resigned as Chief Financial Officer and Treasurer of Great Elm Capital Corp. (the “Company”).

In connection with his resignation, Mr. Sell entered into a separation agreement and release (the “Separation Agreement”) with Great Elm Capital Management, Inc. (“GECM”), the external manager and investment advisor of the Company. Pursuant to the Separation Agreement, and subject to certain conditions specified therein, Mr. Sell will receive (i) a lump sum payment of $150,000 (subject to applicable withholdings and deductions) and (ii) continued medical and dental benefit coverage under GECM’s applicable benefit plans (to the extent Mr. Sell is eligible to remain covered under such plans) until December 31, 2018.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the period ending June 30, 2018.

Appointment of John J. Woods

On June 4, 2018, the Board of Directors of the Company appointed John J. Woods to assume Mr. Sell’s position as Chief Financial Officer and Treasurer of the Company.

Mr. Woods, 45, currently serves as Chief Financial Officer of Great Elm Capital Group, Inc. (“GEC”), a publicly-traded holding company that seeks to create long-term shareholder value by building a business across three verticals: investment management, real estate and operating companies. GEC is the parent company of GECM. Mr. Woods also currently serves as Chief Financial Officer of GECM. Prior to joining GEC and GECM in 2017, Mr. Woods held various positions at Providence Equity Partners LLC, a multi-strategy global asset management firm, including Corporate Controller and Treasurer and Chief Financial Officer of the capital markets division.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT ELM CAPITAL CORP.

Date: June 8, 2018	/s/ Adam M. Kleinman
	By:	Adam M. Kleinman
	Title:	President and Chief Operating Officer